UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 24, 2007

TRANQUILITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51413	52-2175900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 110310 Naples Florida 34108-0106
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (239) 598-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)

Previous Independent Accountant

On December 24, 2007, Tranquility, Inc. (the “Company”), a Delaware corporation, dismissed Gruber & Company, LLC (“Gruber”), whose address is 400 Lake Saint Louis Blvd., Lake Saint Louis, Missouri 63367, as the Company’s principal independent accountant for the fiscal year ended December 31, 2007.  The decision to dismiss the auditor was recommended and approved by the Board of Directors.

The reports of Gruber, for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, except for a “going concern” qualification, and were not qualified or modified as to any uncertainty, audit scope or accounting principle.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of the Company's dismissal of Gruber, there have been no disagreements with Gruber, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gruber, would have caused them to make reference thereto in their report on the financial statements for such periods.

On or about January 24, 2008 the Company provided a draft copy of this report on Form 8-K to Gruber, requesting their comments on the information contained therein.   The responsive letter from Gruber is filed herewith as an exhibit to this current report on Form 8-K/A.

b)

New Independent Accountant

On December 24, 2007, the Board of Directors of the Company appointed the firm Lake & Associates, CPA’s LLC (“Lake”), whose address is 225 NE Mizner Blvd, Suite 300, Boca Raton, Florida 33432, as the principal independent registered public accounting firm of the Company for the fiscal year ended, December 31, 2007.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Lake regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Lake, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted Lake, on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit 16.2 - Responsive Letter from Gruber & Company, LLC*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANQUILITY, INC.

By: /s/ Dominick Pope

Dominick Pope, President and Director

Date: February 6, 2008